Note 19 - Other Investment	12 Months Ended
Dec. 31, 2013
Other Investment [Abstract]
Other Investment [Text Block]
19.	Other Investment

Other investment represents the amount contributed and income accrued under the contribution agreement dated October 15, 2013 signed by and among the Company, Paros Ltd., All Seas Investors I Ltd., All Seas Investors II Ltd. and All Seas Investors III LP (the “Contribution Agreement”).  Under this Contribution Agreement Euroseas agreed to deposit an amount of $5,000,000 into an escrow account controlled by Paros Ltd., All Seas Investors I Ltd., All Seas Investors II Ltd. and All Seas Investors III LP, which can distribute part or all of the funds to Euromar LLC within two years. With the distribution of the escrowed funds, Euromar LLC will issue to the Company (or a subsidiary thereof) units representing a preferred membership interest in Euromar LLC (each, a “Preferred Unit”) in respect of the escrowed funds based on the following ratio: one Preferred Unit in exchange for each $1,000 of the Escrowed Cash, or 5,000 Preferred Units in total (assuming $5 million of Escrowed Cash).  The Company is entitled a “payment-in-kind” dividend at a rate of 19% per year compounded annually from the date of issuance. After two years, any undistributed escrowed funds are returned to the Company but Preferred Units are issued by Euromar LLC for any accrued dividends at the time. Euroseas recorded an accrued dividend income of $196,196 as of December 31, 2013. This amount is recorded in the consolidated statements of operations as “Other Income” under “Other Income / (expenses)”.